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                                     BY-LAWS
                                       OF
                         CALLISTO PHARMACEUTICALS, INC.
                            (A Delaware Corporation)

                                   ARTICLE I

                                  STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of stockholders for the election of directors shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Chairman of the Board of Directors of the Corporation. Meetings of stockholders for any other purpose may be held at such time and place, either within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. The annual meeting of the stockholders may be held at any such time and place designated by the Chairman of the Board of Directors of the Corporation. Said meeting shall be held for the election of the Board of Directors and for the transaction of such other and further business as may properly come before such meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

         Section 3. Special Meetings. A special meeting of the stockholders may only be called by the Chairman of the Board of Directors of the Corporation. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.


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         Section 4. Quorum. Except as otherwise provided for in the Certificate of Incorporation of the Corporation or these bylaws, no meeting of the stockholders shall be competent to transact business unless the majority of the outstanding voting capital stock shall be represented at such meeting.

         Section 5. Voting. Only such persons as are stockholders of record on the books of the corporation shall be entitled to participate in or vote at corporate meetings. Except as otherwise provided for in the Certificate of Incorporation of the Corporation or these bylaws, every holder of the voting capital stock of the corporation shall have the right to cast one vote for each share of voting capital stock owned by him and standing in his name on the books of the corporation. Stockholders shall not have the right to vote cumulatively in any election for the Board of Directors. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provisions of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

         Section 6. Inspectors of Election. The Board of Directors, or, if the Board shall not have made the appointment, the Chairman of the Board of Directors shall have power to appoint one or more persons to act as inspectors of election at any meeting of stockholders or any adjournment thereof, but no candidate for the office of director shall be appointed as an inspector at any meeting for the election of directors.

         Section 7. Stockholders' Action Without Meetings. Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, if a written consent thereto is signed by all the stockholders, and such written consent is filed with the minutes of the proceedings of the stockholders.


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                                   ARTICLE II

                               BOARD OF DIRECTORS

         Section 1. Number of Directors. The corporate powers of the corporation shall be vested in a board of seven directors; provided, however, that such number may from time to time be increased or decreased by the Board of Directors or by the stockholders.

         Section 2. Election of Directors. The Board of Directors shall serve until the annual meeting of the stockholders hereafter held and until their successors have been duly elected and qualified. The term of office for such directors shall begin immediately after their election and when qualified.

         Section 3. Vacancies. Except as otherwise provided for in the Certificate of Incorporation of the Corporation or these bylaws vacancies of the Board of Directors caused by the death, resignation, removal, or refusal of a director to act or for any other reason may be filled by the Chairman of the Board. Such person or persons shall hold office until the first meeting of the stockholders held thereafter, at which time such vacancy shall be permanently filled by election according to the procedure specified herein.

         Section 4. Meetings of the Board of Directors. The Board of Directors shall meet annually immediately after the annual meeting of the stockholders. All meetings of the Board of Directors may be held at anyplace designated by the Chairman of the Board.


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         Section 5. Special Meetings. Special meetings of the Board of Directors may be held at any time upon twenty-four hours notice in writing being given by the Chairman of the Board to each of said directors, or may be held at any time when all of the directors are present. Any director may participate in any special meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

         Section 6. Place of Conference Call Meeting. Except as otherwise provided for in the Certificate of Incorporation of the Corporation or these bylaws, any meeting at which one or more of the members of the Board of Directors shall participate by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, shall be deemed to have been held at the place designated for such meeting, provided that at least one member is at such place while participating in the meeting.

         Section 7. Organization. Every meeting of the Board of Directors shall be presided over by the Chairman of the Board. In the absence of the Chairman of the Board, a presiding officer shall be chosen by a majority of the directors present. The Secretary of the Corporation shall act as Secretary of the meeting but, in his absence, the presiding officer may appoint any person to act as secretary of the meeting.

         Section 8. Quorum; Vote. Except as otherwise provided for in the Certificate of Incorporation of the Corporation or these bylaws, a majority of the Directors shall be necessary to constitute a quorum for transaction of business and a lesser number shall have no power whatsoever except to adjourn from day to day until a quorum is present. Except as otherwise required by statute, the Certificate of Incorporation or these bylaws, all matters coming before any meeting of the Board of Directors shall be decided by the vote of a majority of the directors present at the meeting, a quorum being present.


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         Section 9. Powers of Directors. Except as otherwise provided for in the
Certificate of Incorporation of the Corporation or these bylaws, the corporate business and affairs of the Corporation shall be managed by or under the Board of Directors who shall have all power necessary to conduct, manage and control its affairs and to make such rules and regulations as they may deem necessary.

         Section 10. Removal of Directors. Unless otherwise restricted by the Certificate of Incorporation or bylaws, any one or more of the directors shall be subject to removal with or without cause at any time by the stockholders.

         Section 11. Directors' Action Without Meetings. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

         Section 12. Committees of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.


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         In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the bylaws of the Corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

         Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                                  ARTICLE III

                                    OFFICERS

         Section 1. General. The officers of the Corporation shall be a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer and such other officers as the Board of Directors may designate from time to time.


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         Section 2. Term of Office; Removal and Vacancy. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any officer shall be subject to removal with or without cause at any time by the Board of Directors. Vacancies in any office, whether occurring by death, resignation, removal or otherwise, may be filled by the Board of Directors.

         Section 3. Duties of Chairman of the Board. The Chairman of the Board shall generally discharge the duties incident to the office of Chairman of the Board of a Corporation and such other duties as may be required of him.

         Section 4. Chief Executive Officer. The Chief Executive Officer shall generally discharge the duties incident to the office of Chief Executive Officer of a corporation and such other duties as may be required of him.

         Section 5. Duties of President. The President shall generally discharge the duties incident to the office of President of a corporation and such other duties as may be required of him.

         Section 6. Duties of Chief Financial Officer. The Chief Financial Officer shall be the Chief Financial Officer of the Corporation and shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

         Section 7. Duties of Secretary. The Secretary shall keep a record of the proceedings of the stockholders and Board of Directors. He shall keep a complete stock book as required by law and shall perform other duties as may be prescribed by the Board of Directors including those of treasurer if no treasurer is elected and serving.


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         Section 8. Duties of Treasurer. The Treasurer shall be the lawful custodian of all corporate funds and securities. He shall keep proper account books and perform such other duties as may be imposed upon him and incident to this office.

         Section 9. Power to Vote Stock. Unless otherwise ordered by the Board of Directors, the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer and any Vice President each shall have full power and authority on behalf of the Corporation to attend and to vote at any meeting of stockholders of any corporation in which the Corporation may hold stock, and may exercise on behalf of the Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting and shall have power and authority to execute and deliver proxies, waivers and consents on behalf of the Corporation in connection with the exercise by the Corporation of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time, may confer like powers upon any other person or persons.

         Section 10. Powers and Duties. Each of the other officers of the Corporation shall, unless otherwise ordered by the Board of Directors, have such powers and duties as generally pertain to his respective office as well as such powers and duties as from time to time may be conferred upon him by the Board of Directors.

         Section 11. Checks, Notes, Mortgages, Negotiable Instruments and Contracts. Checks may be signed by such person or persons as the Board of Directors by resolution may direct from time to time.


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                                   ARTICLE IV

                                  Capital Stock

         Section 1. Certificates of Stock. Certificates for stock of the Corporation shall be in such form as the Board of Directors shall direct and every person who shall become a stockholder shall be entitled to a certificate of stock signed by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Corporation and countersigned by the Secretary or Assistant Secretary or the Treasurer or an Assistant Treasurer, of the Corporation, which certificate shall express on its face the number of shares said person is entitled to and the date of its issuance.

         If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he/she were such officer, transfer agent or registrar at the date of issue.


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         Section 2. Transfer of Stock. Except as otherwise provided for in the
Certificate of Incorporation of the Corporation or these bylaws, shares in the Corporation may be transferred at the principal place of business of the Corporation by presentation or surrender to the Secretary or Assistant Secretary by the true and lawful owner of said stock, or his attorney, duly and regularly endorsed. When the said certificate is surrendered, the same shall be cancelled by the Secretary or Assistant Secretary and a new certificate issued.

         Section 3. Ownership of Stock. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the owner thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

         Section 4. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.


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                                   ARTICLE V

                                  MISCELLANEOUS

         Section 1. Corporate Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation and the year and State of incorporation.

         Section 2. Fiscal Year. The Board of Directors shall have power to fix, and from time to time to change, the fiscal year of the Corporation.

         Section 3. Fixed Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.


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                                   ARTICLE VI

                                   AMENDMENTS

         These bylaws may be altered, amended or repealed or new bylaws may be adopted by the affirmative vote of holders of at least a majority of the outstanding voting stock of the Corporation. These bylaws may also be altered, amended or repealed or new bylaws may be adopted by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

                                  ARTICLE VII

                                 INDEMNIFICATION

         The corporation shall, to the fullest extent authorized under the laws of the State of Delaware, as those laws may be amended and supplemented from time to time, indemnify any director made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of being a director of the Corporation or a predecessor corporation or, at the Corporation's request, a director or officer of another corporation, provided, however, that the Corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the Corporation. The indemnification provided for in this Article VII shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director, and (iii) inure to the benefit of the heirs, executors and administrators of such a person. The Corporation's obligation to provide indemnification under this Article VII shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the Corporation or any other person.


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         Expenses incurred by a director of the Corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he/she is or was a director of the Corporation (or was serving at the Corporation's request as a director or officer of another corporation) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he/she is not entitled to be indemnified by the Corporation as authorized by relevant sections of the General Corporation Law of Delaware. Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to an agent who is a party to an action, suit or proceeding brought by the Corporation and approved by a majority of the Board of Directors of the Corporation which alleges willful misappropriation of corporate assets by such agent, disclosure of confidential information in violation of such agent's fiduciary or contractual obligations to the Corporation or any other willful and deliberate breach in bad faith of such agent's duty to the Corporation or its stockholders.

         The foregoing provisions of this Article VII shall be deemed to be a contract between the Corporation and each director who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

         The Board of Directors in its discretion shall have power on behalf of the Corporation to indemnify any person, other than a director, made a party to any action, suit or proceeding by reason of the fact that he/she, his/her testator or intestate, is or was an officer or employee of the Corporation.


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         To assure indemnification under this Article VII of all directors, officers and employees who are determined by the Corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the Corporation which may exist from time to time, Section 145 of the General Corporation Law of Delaware shall, for the purposes of this Section 6, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan, including without limitation, any plan of the corporation which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to tome; the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his/her duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participant's or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines."


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